UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31

Date of reporting period: June 30, 2007

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL

REPORT

JUNE 30, 2007

Legg Mason Partners

Short-Term Investment
Grade Bond Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners

Short-Term Investment Grade Bond Fund

Semi-Annual Report  •  June 30, 2007

What’s

Inside

Fund Objective

The Fund seeks current income, preservation of capital and liquidity.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy weakened during the six-month reporting period ended June 30, 2007. U.S. gross domestic product (“GDP”)i expanded 2.5% in the fourth quarter of 2006. In the first quarter of 2007, GDP growth was a tepid 0.6%, according to the U.S. Commerce Department. This is the lowest growth rate since the fourth quarter of 2002. While consumer spending remained fairly solid, ongoing troubles in the housing market continued to negatively impact the economy. The advance estimate for second quarter 2007 GDP growth was a solid 3.4%, its fastest rate since the first quarter of 2006. While consumer spending slowed, this was offset by a sharp increase in business spending and exports.

After increasing the federal funds rateii to 5.25% in June 2006—the 17th consecutive rate hike—the Federal Reserve Board (“Fed”)iii held rates steady at its last eight meetings. In its statement accompanying the June 2007 meeting, the Fed stated: “The economy seems likely to continue to expand at a moderate pace over coming quarters…. Readings on core inflation have improved modestly in recent months. However, a sustained moderation in inflation pressures has yet to be convincingly demonstrated…. In these circumstances, the Committee’s predominant policy concern remains the risk that inflation will fail to moderate as expected.”

During the six-month reporting period, both short- and long-term Treasury yields experienced periods of volatility. After falling during the first three months of the year, yields moved steadily higher over much of the second quarter of 2007. This was due, in part, to inflationary fears, a solid job market and mounting expectations that the Fed would not be cutting short-term rates in the foreseeable future. Two-year Treasury yields spiked to 5.10% on June 14th, versus 4.58% when the second quarter began. Ten-year Treasury yields moved up even more dramatically, cresting at

Legg Mason Partners Short-Term Investment Grade Bond Fund         I

5.26% on June 12th—their highest rate in five years. In contrast, the yield on the 10-year Treasury was 4.65% at the end of March. After their highs in mid June, yields then trended somewhat lower during the reporting period, as concerns regarding the subprime mortgage market triggered a flight to quality. As of June 30, 2007, the yields on two- and 10-year Treasuries were 4.87% and 5.03%, respectively. Looking at the six-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexiv, returned 0.98%.

Since the close of the reporting period, the U.S. fixed-income markets have experienced a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concern on the part of market participants was limited to the subprime segment of the mortgage-backed market. However, these concerns have since broadened to include a wide range of financial institutions and markets. As a result, other fixed income instruments have experienced increased price volatility.

II         Legg Mason Partners Short-Term Investment Grade Bond Fund

Performance Review

For the six months ended June 30, 2007, Class A shares of Legg Mason Partners Short-Term Investment Grade Bond Fund, excluding sales charges, returned 1.61%. These shares underperformed the Lipper Short Investment Grade Debt Funds Category Average1, which increased 1.88% over the same time frame. The Fund’s unmanaged benchmark, the Citigroup Treasury/Government Sponsored/Credit 1-5 Years Indexv, returned 1.91% for the same period.

Performance Snapshot as of June 30, 2007 (excluding sales charges) (unaudited)
Six Months
Short-Term Investment Grade Bond Fund — Class A Shares	1.61%

Citigroup Treasury/Government Sponsored/Credit 1-5 Years Index	1.91%

Lipper Short Investment Grade Debt Funds Category Average	1.88%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.
Excluding sales charges, Class B shares returned 1.32%, Class C shares returned 1.03% and Class I shares returned 1.77% over the six months ended June 30, 2007. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
The 30-Day SEC Yields for the period ending June 30, 2007 for Class A, B, C and I shares were 4.31%, 3.99%, 3.89% and 4.78%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

Total Annual Operating Expenses (unaudited)
As of the Fund’s most current prospectus dated April 16, 2007, the gross total operating expenses for Class A, Class B, Class C and Class I shares were 0.85%, 1.41%, 1.45% and 0.49%, respectively.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended June 30, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 260 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Short-Term Investment Grade Bond Fund         III

Special Shareholder Notice

With a goal of moving the mutual funds formerly advised by Citigroup Asset Management (“CAM”) to a more cohesive and rational operating platform, Legg Mason, Inc. recommended a number of governance- and investment-related proposals to streamline and restructure the funds. The Boards of Directors/Trustees of the affected funds have carefully considered and approved these proposals and, where required, have obtained shareholder approval. As such, the following changes became effective during the month of April 2007:

•

Funds Redomiciled and Single Form of Organization Adopted: The legacy CAM funds have been redomiciled to a single jurisdiction and a single form of corporate structure has been introduced. Equity funds have been grouped for organizational and governance purposes with other funds in the fund complex that are predominantly equity funds, and fixed-income funds have been grouped with other funds that are predominantly fixed-income funds. Additionally, the funds have adopted a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents.

•

New Boards Elected: New Boards have been elected for the legacy CAM funds. The 10 Boards previously overseeing the funds have been realigned and consolidated into 2 Boards, with the remaining Boards each overseeing a distinct asset class or product type: equity or fixed income.

•

Revised Fundamental Investment Policies Instituted: A uniform set of fundamental investment policies has been instituted for most funds, to the extent appropriate. Please note, however, that each fund will continue to be managed in accordance with its prospectus and statement of additional information, as well as any policies or guidelines that may have been established by the fund’s Board or investment manager.

IV         Legg Mason Partners Short-Term Investment Grade Bond Fund

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 27, 2007

Legg Mason Partners Short-Term Investment Grade Bond Fund         V

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund’s investments may be subject to prepayment risks. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup Treasury/Government Sponsored/Credit 1-5 Years Index is a broad measure of the performance of short-term U.S. Treasury and corporate fixed-income securities.

VI         Legg Mason Partners Short-Term Investment Grade Bond Fund

Fund at a Glance (unaudited)

Legg Mason Partners Short-Term Investment Grade Bond Fund 2007 Semi-Annual Report         1

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2007 and held for the six months ended June 30, 2007.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	1.61%	$1,000.00	$1,016.10	0.82%	$4.10

Class B	1.32	1,000.00	1,013.20	1.40	6.99

Class C	1.03	1,000.00	1,010.30	1.50	7.48

Class I	1.77	1,000.00	1,017.70	0.49	2.45

(1)	For the six months ended June 30, 2007.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

2         Legg Mason Partners Short-Term Investment Grade Bond Fund 2007 Semi-Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,020.73	0.82%	$4.11

Class B	5.00	1,000.00	1,017.85	1.40	7.00

Class C	5.00	1,000.00	1,017.36	1.50	7.50

Class I	5.00	1,000.00	1,022.36	0.49	2.46

(1)	For the six months ended June 30, 2007.

(2)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Short-Term Investment Grade Bond Fund 2007 Semi-Annual Report         3

Schedule of Investments (June 30, 2007) (unaudited)

LEGG MASON PARTNERS SHORT-TERM INVESTMENT GRADE BOND FUND

Face Amount	Security	Value

CORPORATE BONDS & NOTES — 29.0%
Capital Markets — 2.0%
$620,000	Goldman Sachs Capital III, Series APEX, 6.130% due 9/1/12 (a)	$619,696
2,775,000	Goldman Sachs Group Inc., Notes, 3.875% due 1/15/09	2,719,442
2,630,000	Kaupthing Bank HF, Notes, 5.750% due 10/4/11 (b)	2,623,377
2,425,000	Merrill Lynch & Co. Inc., Medium-Term Notes, Series C, 4.790% due 8/4/10	2,377,982

	Total Capital Markets	8,340,497

Commercial Banks — 3.4%
	Glitnir Banki HF:
2,820,000	Notes, 5.795% due 1/21/11 (a)(b)	2,838,321
300,000	Subordinated Notes, 6.693% due 6/15/16 (a)(b)	309,259
1,100,000	Landsbanki Islands HF, 6.100% due 8/25/11 (b)	1,114,916
1,460,000	Resona Preferred Global Securities Cayman Ltd., Bonds, 7.191% due 7/30/15 (b)(c)	1,495,110
1,050,000	Russian Agricultural Bank, Bonds, 6.299% due 5/15/17 (b)	1,030,365
230,000	SunTrust Capital, Trust Preferred Securities, 6.100% due 12/15/36 (a)(c)	211,307
610,000	TuranAlem Finance BV, 6.730% due 1/22/09 (a)(b)	608,505
1,840,000	VTB Capital SA for Vneshtorgbank, Loan Participation Notes, 5.955% due 8/1/08 (a)(b)	1,844,140
4,460,000	Wachovia Capital Trust III, Bank Guaranteed, 5.800% due 3/15/42 (a)(c)	4,444,212
600,000	Wells Fargo Capital X, Capital Securities, 5.950% due 12/15/36	561,519

	Total Commercial Banks	14,457,654

Commercial Services & Supplies — 0.7%
1,000,000	International Lease Finance Corp., 5.000% due 4/15/10	988,841
2,000,000	Waste Management Inc., Senior Notes, 7.375% due 8/1/10 (c)	2,096,850

	Total Commercial Services & Supplies	3,085,691

Consumer Finance — 0.7%
2,100,000	American Express Co., Subordinated Debentures, 6.800% due 9/1/66 (a)(c)	2,169,029
790,000	Nelnet Inc., Notes, 7.400% due 9/29/36 (a)	788,348

	Total Consumer Finance	2,957,377

Diversified Financial Services — 6.0%
2,730,000	AGFC Capital Trust I, 6.000% due 1/15/67 (a)(b)	2,615,433
1,680,000	Aiful Corp., Notes, 5.000% due 8/10/10 (b)	1,638,685
800,000	Capmark Financial Group Inc., 5.875% due 5/10/12 (b)	790,337
2,150,000	Countrywide Home Loans Inc., Unsecured Notes, Series H, 6.250% due 4/15/09 (c)	2,175,641
1,375,000	John Deere Capital Corp., Medium-Term Notes, Series D, 4.125% due 1/15/10 (c)	1,333,727
1,000,000	MUFG Capital Finance 1 Ltd., Preferred Securities, 6.346% due 7/25/16 (d)	984,243
3,425,000	Principal Life Global Funding I, Notes, 2.800% due 6/26/08 (b)	3,327,528
	Residential Capital Corp.:
710,000	6.660% due 11/21/08 (a)	712,128
1,490,000	6.460% due 5/22/09 (a)(c)	1,483,840
4,840,000	Notes, 6.375% due 6/30/10	4,780,720
4,000,000	Senior Notes, 6.457% due 4/17/09 (a)	3,995,032

See Notes to Financial Statements.

4         Legg Mason Partners Short-Term Investment Grade Bond Fund 2007 Semi-Annual Report

Schedule of Investments (June 30, 2007) (unaudited) (continued)

Face Amount	Security	Value

Diversified Financial Services — 6.0% (continued)
	TNK-BP Finance SA:
$1,850,000	6.875% due 7/18/11 (b)	$1,874,975
100,000	Notes, 6.125% due 3/20/12 (b)	97,950

	Total Diversified Financial Services	25,810,239

Diversified Telecommunication Services — 3.6%
2,440,000	British Telecommunications PLC, Notes, 8.625% due 12/15/10 (c)	2,668,350
1,560,000	Deutsche Telekom International Finance BV, 8.000% due 6/15/10 (c)	1,663,829
1,500,000	France Telecom SA, Notes, 7.750% due 3/1/11 (c)	1,603,837
1,500,000	Koninklijke KPN NV, Senior Notes, 8.000% due 10/1/10 (c)	1,606,557
2,750,000	New England Telephone & Telegraph Co., Notes, 5.875% due 4/15/09 (c)	2,763,970
1,500,000	Telecom Italia Capital SA, 5.836% due 2/1/11 (a)(c)	1,505,032
	Telefonica Emisiones SAU:
1,650,000	5.660% due 6/19/09 (a)(c)	1,656,046
1,700,000	5.650% due 2/4/13 (a)	1,701,882

	Total Diversified Telecommunication Services	15,169,503

Electric Utilities — 0.8%
2,000,000	Entergy Gulf States Inc., First Mortgage Notes, 3.600% due 6/1/08 (c)	1,964,744
1,580,000	FirstEnergy Corp., Notes, Series B, 6.450% due 11/15/11 (c)	1,621,681

	Total Electric Utilities	3,586,425

Health Care Equipment & Supplies — 0.4%
810,000	Baxter FinCo BV, 4.750% due 10/15/10	792,579
1,100,000	Hospira Inc., Senior Notes, 5.550% due 3/30/12	1,091,540

	Total Health Care Equipment & Supplies	1,884,119

Health Care Providers & Services — 0.2%
1,000,000	Quest Diagnostic Inc., Senior Notes, 5.125% due 11/1/10	980,984

Hotels, Restaurants & Leisure — 0.2%
1,000,000	Caesars Entertainment Inc., Senior Notes, 7.500% due 9/1/09 (c)	1,023,008

Independent Power Producers & Energy Traders — 0.4%
1,770,000	TXU Corp., Senior Notes, Series O, 4.800% due 11/15/09 (c)	1,730,980

Industrial Conglomerates — 0.5%
2,000,000	Tyco International Group SA, 6.375% due 10/15/11 (c)	2,062,238

Insurance — 1.0%
850,000	Merna Reinsurance, 7.110% due 7/7/10 (a)	850,797
3,600,000	Metropolitan Life Global Funding I, Notes, 2.600% due 6/19/08 (b)	3,503,628

	Total Insurance	4,354,425

IT Services — 0.2%
790,000	Electronic Data Systems Corp., Notes, 7.125% due 10/15/09	813,449

Media — 2.0%
1,750,000	Clear Channel Communications Inc., 4.250% due 5/15/09 (c)	1,692,100
2,300,000	Comcast Cable Communications, 6.875% due 6/15/09 (c)	2,355,977
2,000,000	Comcast Cable Communications Inc., Senior Notes, 6.750% due 1/30/11 (c)	2,071,742

See Notes to Financial Statements.

Legg Mason Partners Short-Term Investment Grade Bond Fund 2007 Semi-Annual Report         5

Schedule of Investments (June 30, 2007) (unaudited) (continued)

Face Amount	Security	Value

Media — 2.0% (continued)
$1,000,000	News America Holdings Inc., 9.250% due 2/1/13 (c)	$1,158,439
1,020,000	Time Warner Inc., 5.500% due 11/15/11 (c)	1,009,627
120,000	Walt Disney Co., Medium-Term Notes, 5.460% due 9/10/09 (a)(c)	120,231

	Total Media	8,408,116

Metals & Mining — 0.5%
2,070,000	Vale Overseas Ltd., Notes, 6.250% due 1/23/17 (c)	2,063,417

Multi-Utilities — 0.4%
1,600,000	Dominion Resources Inc., Notes, 4.750% due 12/15/10 (c)	1,563,834

Multiline Retail — 0.3%
660,000	Federated Retail Holdings Inc., 5.350% due 3/15/12	649,076
500,000	May Department Stores Co., Notes, 5.750% due 7/15/14 (c)	479,978

	Total Multiline Retail	1,129,054

Oil, Gas & Consumable Fuels — 4.7%
1,440,000	Amerada Hess Corp., 6.650% due 8/15/11 (c)	1,489,130
3,610,000	Anadarko Finance Co., Senior Notes, Series B, 6.750% due 5/1/11	3,730,404
1,750,000	Apache Corp., Notes, 6.250% due 4/15/12 (c)	1,795,820
1,000,000	ConocoPhillips, 4.750% due 10/15/12	970,011
1,000,000	Devon Financing Corp. ULC, Notes, 6.875% due 9/30/11	1,044,889
1,000,000	Duke Capital LLC, Senior Notes, 6.250% due 2/15/13	1,015,629
1,170,000	El Paso Natural Gas Co., Senior Notes, 5.950% due 4/15/17 (b)	1,139,119
1,900,000	Kinder Morgan Energy Partners LP, 6.750% due 3/15/11	1,967,851
1,830,000	Norsk Hydro ASA, Notes, 6.360% due 1/15/09	1,853,657
3,820,000	Pemex Project Funding Master Trust, Senior Notes, 5.960% due 12/3/12 (a)(b)	3,874,435
1,000,000	XTO Energy Inc., 5.650% due 4/1/16	972,722

	Total Oil, Gas & Consumable Fuels	19,853,667

Paper & Forest Products — 0.0%
80,000	Weyerhaeuser Co., Notes, 6.750% due 3/15/12 (c)	82,855

Real Estate Investment Trusts (REITs) — 0.5%
	iStar Financial Inc.:
2,090,000	5.650% due 9/15/11	2,061,392
230,000	Senior Notes, Series B, 5.700% due 9/15/09 (a)	230,465

	Total Real Estate Investment Trusts (REITs)	2,291,857

Wireless Telecommunication Services — 0.5%
1,290,000	Sprint Capital Corp., Senior Notes, 8.375% due 3/15/12	1,406,686
870,000	Vodafone Group PLC, 5.350% due 2/27/12	855,749

	Total Wireless Telecommunication Services	2,262,435

	TOTAL CORPORATE BONDS & NOTES (Cost — $124,434,544)	123,911,824

ASSET-BACKED SECURITIES — 7.6%
Home Equity — 7.6%
3,945,659	Bayview Financial Acquisition Trust, Series 2007-A, Class 2A, 5.670% due 4/28/37 (a)	3,945,659

See Notes to Financial Statements.

6         Legg Mason Partners Short-Term Investment Grade Bond Fund 2007 Semi-Annual Report

Schedule of Investments (June 30, 2007) (unaudited) (continued)

Face Amount	Security	Value

Home Equity — 7.6% (continued)
$3,594,764	Bear Stearns Asset Backed Securities Inc., Series 2007-SD1, Class 21A1, 5.225% due 10/25/36 (a)	$3,563,420
	Countrywide Asset-Backed Certificates:
484,038	Series 2002-S3, Class M1, 4.800% due 5/25/32	470,220
3,884,491	Series 2007-SD1, Class A1, 5.770% due 3/25/47 (a)(b)	3,880,561
1,733,658	GSAMP Trust, Series 2007-SEA1, Class A, 5.620% due 12/25/36 (a)(b)	1,733,467
	GSRPM Mortgage Loan Trust:
2,752,838	Series 2006-1, Class A1, 5.620% due 3/25/35 (a)(b)	2,752,590
3,279,339	Series 2007-1, Class A, 5.720% due 10/25/46 (a)(b)	3,279,175
2,558,181	Irwin Home Equity, Series 2005-1, Class 2A2, 4.720% due 6/25/35	2,539,195
2,654,685	Long Beach Mortgage Loan Trust, Series 2006-A, Class A1, 5.410% due 5/25/36 (a)(c)	2,595,984
2,779,689	RAAC Series, Series 2007-RP1, Class A, 5.610% due 5/25/46 (a)(b)	2,773,609
3,120,736	SACO I Trust, Series 2006-05, Class 1A, 5.470% due 4/25/36 (a)	3,121,868
1,872,130	Small Business Administration, 8.080% due 9/25/18 (a)	1,985,289

	TOTAL ASSET-BACKED SECURITIES (Cost — $32,760,310)	32,641,037

COLLATERALIZED MORTGAGE OBLIGATIONS — 25.7%
3,566,690	American Home Mortgage Assets, Series 2006-1, Class 2A2, 5.550% due 5/25/46 (a)	3,574,009
	American Home Mortgage Investment Trust:
2,927,811	Series 2005-1, Class 6A, 5.294% due 6/25/45 (a)(c)	2,905,809
3,136,506	Series 2005-4, Class 1A1, 5.610% due 11/25/45 (a)	3,145,063
	Banc of America Funding Corp.:
2,186,494	Series 2006-D, Class 1A1, 5.490% due 5/20/36 (a)	2,186,378
3,081,071	Series 2006-E, Class 2A1, 5.843% due 6/20/36 (a)	3,079,740
	Banc of America Mortgage Securities:
837,822	Series 2002-J, Class B1, 4.412% due 9/25/32 (a)	835,391
1,661,084	Series 2003-C1, Class B1, 4.158% due 4/25/33 (a)	1,636,173
3,075,815	Series 2004-3, Class 1A17, 4.000% due 4/25/34	3,042,086
1,887,704	Series 2004-E, Class-1A1, 5.498% due 6/25/34 (a)	1,892,477
2,354,048	CBA Commercial Small Balance Commercial Mortgage, Series 2006-1A, Class A, 5.570% due 6/25/38 (a)(b)	2,347,796
	Countrywide Alternative Loan Trust:
2,371,640	5.510% due 7/25/46 (a)(c)	2,370,517
882,647	Series 2005-56, Class 4A1, 5.630% due 11/25/35 (a)	886,226
2,873,547	Series 2005-59, Class 1A2A, 5.700% due 11/20/35 (a)(c)	2,888,125
3,782,610	Series 2006-OA14, Class 3A1, 5.879% due 11/25/46 (a)	3,742,552
3,846,988	Series 2007-OA2, Class 2A1, 5.450% due 3/25/47 (a)	3,846,818
869,799	Countrywide Asset-Backed Certificates, Series 2005-IM1, Class A2, 5.600% due 11/25/35 (a)	871,263
	Countrywide Home Loans:
2,802,209	Series 2003-2, Class A2, 4.000% due 3/25/33 (c)	2,722,087
162,155	Series 2003-HYB3, Class 6A1, 3.876% due 11/19/33 (a)	159,526
1,458,507	Series 2004-23, Class A, 7.445% due 11/25/34 (a)	1,501,283
4,521,406	Series 2006-3, Class 2A1, 5.570% due 3/25/36 (a)	4,536,345

See Notes to Financial Statements.

Legg Mason Partners Short-Term Investment Grade Bond Fund 2007 Semi-Annual Report         7

Schedule of Investments (June 30, 2007) (unaudited) (continued)

Face Amount	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 25.7% (continued)
$994,328	Countrywide Home Loan, Mortgage Pass-Through Trust, Whole Loan, Series 2003-HYB1, Class 1A1, 3.688% due 5/19/33 (a)	$992,560
	Downey Savings and Loan Association Mortgage Loan Trust:
868,529	Series 2005-AR1, Class 2A1A, 5.570% due 3/19/45 (a)	870,756
4,509,663	Series 2006-AR1, Class 2A1C, 5.530% due 4/19/47 (a)	4,516,420
	Federal Home Loan Mortgage Corp. (FHLMC):
304,579	Series 2525, Class AM, 4.500% due 4/15/32 (c)	264,694
412,905	Structured Pass Through Securities, Series T-51, Class 1A, 6.500% due 9/25/43 (a)	417,883
	Federal National Mortgage Association (FNMA):
265,265	Series 2003-W15, Class 2A4, 4.250% due 8/25/43 (c)	264,220
2,057,365	Whole Loan, Series 2005-W3, Class 3A, 6.248% due 4/25/45 (a)	2,115,313
4,624,060	First Horizon Mortgage Pass-Through Trust, Series 2004-AR7, Class 1A1, 4.453% due 2/25/35 (a)(c)	4,697,379
946,959	Greenpoint Mortgage Funding Trust, Series 2006-AR3, Class 3A1, 5.550% due 4/25/36 (a)	949,627
2,038,703	GSMPS Mortgage Loan Trust, 5.670% due 9/25/35 (a)(b)	2,049,700
2,479,602	GSR Mortgage Loan Trust, Series 2004-11, Class B1, 4.635% due 9/25/34 (a)	2,454,723
1,389,329	Harborview Mortgage Loan Trust, Series 2006-1, Class 2A1A, 5.560% due 3/19/37 (a)	1,392,279
1,538,136	Indymac Index Mortgage Loan Trust, Series 2004-AR14, Class 2A1A, 5.680% due 1/25/35 (a)	1,544,476
2,452,171	Luminent Mortgage Trust, 5.520% due 2/25/46 (a)	2,455,102
	MASTR:
716,411	Adjustable Rate Mortgages Trust, Series 2003-6, Class-1A2, 5.890% due 12/25/33 (a)	728,426
	Asset Securitization Trust:
349,259	Series 2003-4, Class 6A2, 4.375% due 5/25/33	336,474
1,174,381	Series 2004-1, Class 1A1, 5.000% due 2/25/34	1,157,776
	Merrill Lynch Mortgage Investors Inc.:
2,524,033	Series 2003-A2, Class 2M1, 5.161% due 3/25/33 (a)(c)	2,577,489
460,304	Series 2003-A6, Class 1A, 5.643% due 9/25/33 (a)(c)	465,727
1,850,670	New York Mortgage Trust Inc., Series 2005-2, Class A, 5.650% due 8/25/35 (a)	1,866,505
	Structured ARM Loan Trust:
633,004	Series 2004-04, Class 3A1, 3.640% due 4/25/34 (a)	621,888
567,465	Series 2004-07, Class A1, 5.590% due 6/25/34 (a)	568,236
1,414,441	Series 2005-4, Class 1A1, 5.409% due 3/25/35 (a)	1,407,369
	Structured Asset Securities Corp.:
2,723,859	Series 2002-03, Class B2, 6.500% due 3/25/32	2,727,128
466,727	Series 2002-08A, Class 7A1, 6.846% due 5/25/32 (a)(c)	465,963
393,074	Series 2002-11A, Class B2II, 7.322% due 6/25/32 (a)(c)	391,830
669,368	Series 2002-16A, Class B2II, 6.386% due 8/25/32 (a)	668,597
1,927,266	Series 2004-02, Class 4A1, 4.260% due 3/25/34 (a)	1,897,459
288,659	Series 2004-05, Class 1A, 7.168% due 5/25/34 (a)(c)	289,041
1,973,099	Series 2005-RF3, Class 2A, 6.324% due 6/25/35 (a)(b)	1,984,197

See Notes to Financial Statements.

8         Legg Mason Partners Short-Term Investment Grade Bond Fund 2007 Semi-Annual Report

Schedule of Investments (June 30, 2007) (unaudited) (continued)

Face Amount	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 25.7% (continued)
$4,319,308	Thornburg Mortgage Securities Trust, Series 2005-02, Class A4, 5.570% due 7/25/45 (a)	$4,325,853
	Washington Mutual Inc.:
1,015,768	Series 2005-AR8, Class 2A1A, 5.610% due 7/25/45 (a)	1,018,006
1,171,613	Series 2005-AR9, Class A1A, 5.640% due 7/25/45 (a)	1,174,366
	Washington Mutual Mortgage Pass-Through Certificates:
1,793,541	Series 2003-MS8, Class 1A7, 5.500% due 5/25/33	1,790,113
4,112,963	Series 2007-HY3, Class 4A1, 5.354% due 3/25/37 (a)	4,077,336
1,213,042	Whole Loan, Series 2003-AR5, Class A7, 4.208% due 6/25/33 (a)	1,221,409
2,535,300	Washington Mutual Pass-Through Certificates, Series 2005-AR15, Class A1A2, 5.600% due 11/25/45 (a)(c)	2,545,904
	Wells Fargo Mortgage Backed Securities Trust:
861,467	Series 2003-4, Class A17, PAC, 4.500% due 6/25/33	851,608
1,377,707	Series 2004-I, Class B2, 5.459% due 7/25/34 (a)	1,384,759

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $109,849,200)	109,698,255

MORTGAGE-BACKED SECURITIES — 24.3%
FNMA — 24.3%
	Federal National Mortgage Association (FNMA):
36,102	7.060% due 5/1/32 (a)	36,506
617,093	5.433% due 8/1/32 (a)	626,188
1,274,286	4.841% due 12/1/32 (a)	1,279,371
1,265,283	4.619% due 1/1/33 (a)	1,277,732
2,162,419	4.517% due 6/1/33 (a)	2,132,965
2,144,417	3.906% due 5/1/34 (a)	2,106,431
4,465,613	4.811% due 5/1/35 (a)	4,457,781
48,200,000	5.000% due 7/12/37-8/14/37 (e)	45,115,443
47,100,000	6.000% due 7/12/37-8/14/37 (e)	46,584,307

	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $103,997,335)	103,616,724

SOVEREIGN BOND — 0.1%
Russia — 0.1%
218,900	Russian Federation, 7.500% due 3/31/30 (b) (Cost — $234,533)	240,927

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 6.7%
U.S. Government Agencies — 4.7%
6,000,000	Federal Home Loan Bank (FHLB), 5.000% due 2/20/09	5,981,568
6,000,000	Federal Home Loan Mortgage Corp. (FHLMC), 4.750% due 3/5/09	5,956,500
	Federal National Mortgage Association (FNMA):
6,000,000	Notes, 5.000% due 9/15/08	5,982,420
2,036,151	Six Month LIBOR, 4.637% due 4/1/33 (a)	2,048,653

	Total U.S. Government Agencies	19,969,141

See Notes to Financial Statements.

Legg Mason Partners Short-Term Investment Grade Bond Fund 2007 Semi-Annual Report         9

Schedule of Investments (June 30, 2007) (unaudited) (continued)

Face Amount	Security	Value

U.S. Government Obligation — 2.0%
	U.S. Treasury Notes:
$200,000	3.125% due 9/15/08 (f)	$195,750
7,620,000	4.500% due 9/30/11	7,497,372
1,000,000	4.625% due 10/31/11	988,672

	Total U.S. Government Obligations	8,681,794

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $28,832,786)	28,650,935

U.S. TREASURY INFLATION PROTECTED SECURITIES — 3.9%
986,634	U.S. Treasury Bonds, Inflation Indexed, 2.375% due 1/15/25	949,020
	U.S. Treasury Notes, Inflation Indexed:
531,185	1.875% due 7/15/15	502,136
2,967,338	2.500% due 7/15/16 (c)	2,935,116
12,511,343	2.375% due 1/15/17	12,219,090

	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $16,566,707)	16,605,362

Contracts
PURCHASED OPTION — 0.0%
360	Eurodollar Futures, Call @ $94.62, expires 9/17/07, 0.000% due 9/17/07 (Cost — $51,300)	49,500

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $416,726,715)	415,414,564

Face Amount
SHORT-TERM INVESTMENTS — 23.9%
U.S. Government Agency — 0.3%
$1,200,000	Federal National Mortgage Association (FNMA), Discount Notes, 5.203% due 3/17/08 (f)(g) (Cost — $1,156,580)	1,156,877

Repurchase Agreement — 23.6%
101,015,000	Nomura Securities International Inc. repurchase agreement dated 6/29/07, 5.260% due 7/2/07; Proceeds at maturity — $101,059,278; (Fully collateralized by various U.S. government agency obligations, 0.000% to 6.625% due 10/1/07 to 4/15/15; Market value — $103,035,601) (Cost — $101,015,000) (c)	101,015,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $102,171,580)	102,171,877

	TOTAL INVESTMENTS — 121.2% (Cost — $518,898,295#)	517,586,441
	Liabilities in Excess of Other Assets — (21.2)%	(90,588,239)

	TOTAL NET ASSETS — 100.0%	$426,998,202

(a)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2007.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	All or portion of this security is segregated for open futures contracts and to-be-announced (“TBA”) securities.

See Notes to Financial Statements.

10         Legg Mason Partners Short-Term Investment Grade Bond Fund 2007 Semi-Annual Report

Schedule of Investments (June 30, 2007) (unaudited) (continued)

(d)	Security has no maturity date. The date shown represents the next call date.

(e)	This security is traded on a TBA basis (See Note 1).

(f)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(g)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
LIBOR	— London Interbank Offered Rate
MASTR	— Mortgage Asset Securitization Transactions Inc.
PAC	— Planned Amortization Class

See Notes to Financial Statements.

Legg Mason Partners Short-Term Investment Grade Bond Fund 2007 Semi-Annual Report         11

Statement of Assets and Liabilities (June 30, 2007) (unaudited)

ASSETS:
Investments, at value (Cost — $417,883,295)	$416,571,441
Repurchase agreement, at value (Cost — $101,015,000)	101,015,000
Cash	308
Receivable for securities sold	29,849,534
Interest receivable	2,937,024
Receivable for Fund shares sold	69,563
Receivable from broker — variation margin on open futures contracts	60,625
Prepaid expenses	26,177

Total Assets	550,529,672

LIABILITIES:
Payable for securities purchased	122,603,684
Payable for Fund shares repurchased	681,980
Investment management fee payable	156,605
Distributions payable	25,917
Deferred compensation payable	12,696
Trustees’ fees payable	8,745
Distribution fees payable	4,165
Accrued expenses	37,678

Total Liabilities	123,531,470

Total Net Assets	$426,998,202

NET ASSETS:
Par value (Note 6)	$1,041
Paid-in capital in excess of par value	441,422,506
Overdistributed net investment income	(321,241)
Accumulated net realized loss on investments and futures contracts	(12,505,765)
Net unrealized depreciation on investments and futures contracts	(1,598,339)

Total Net Assets	$426,998,202

Shares Outstanding:
Class A	16,140,374

Class B	617,503

Class C	1,913,194

Class I	85,454,406

Net Asset Value:
Class A (and redemption price)	$4.10

Class B *	$4.10

Class C (and redemption price)	$4.10

Class I (and redemption price)	$4.10

Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$4.19

*	Redemption price per share is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

12         Legg Mason Partners Short-Term Investment Grade Bond Fund 2007 Semi-Annual Report

Statement of Operations (For the six months ended June 30, 2007) (unaudited)

INVESTMENT INCOME:
Interest	$10,783,627

EXPENSES:
Investment management fee (Note 2)	906,055
Distribution fees (Notes 2 and 4)	112,086
Legal fees	38,079
Transfer agent fees (Note 4)	38,027
Registration fees	21,886
Shareholder reports (Note 4)	17,436
Audit and tax	10,085
Insurance	6,083
Trustees’ fees	5,379
Custody fees	2,558
Miscellaneous expenses	5,604

Total Expenses	1,163,278

Net Investment Income	9,620,349

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	110,550
Futures contracts	(354,093)

Net Realized Loss	(243,543)

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(2,869,171)
Futures contracts	20,407

Change in Net Unrealized Appreciation/Depreciation	(2,848,764)

Net Loss on Investments and Futures Contracts	(3,092,307)

Increase in Net Assets From Operations	$6,528,042

See Notes to Financial Statements.

Legg Mason Partners Short-Term Investment Grade Bond Fund 2007 Semi-Annual Report         13

Statements of Changes in Net Assets

For the six months ended June 30, 2007 (unaudited) and the year ended December 31, 2006

	2007	2006
OPERATIONS:
Net investment income	$9,620,349	$14,088,593
Net realized loss	(243,543)	(5,050,100)
Change in net unrealized appreciation/depreciation	(2,848,764)	6,578,559
Increase from payment by affiliate	—	16,500

Increase in Net Assets From Operations	6,528,042	15,633,552

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(9,932,439)	(16,399,130)

Decrease in Net Assets From Distributions to Shareholders	(9,932,439)	(16,399,130)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	61,068,406	124,881,093
Reinvestment of distributions	3,149,792	3,394,782
Cost of shares repurchased	(18,135,480)	(99,666,288)

Increase in Net Assets From Fund Share Transactions	46,082,718	28,609,587

Increase in Net Assets	42,678,321	27,844,009
NET ASSETS:
Beginning of period	384,319,881	356,475,872

End of period*	$426,998,202	$384,319,881

* Includes overdistributed net investment income of:	$(321,241)	$(9,151)

See Notes to Financial Statements.

14         Legg Mason Partners Short-Term Investment Grade Bond Fund 2007 Semi-Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class A Shares(1)	2007(2)		2006†		2005†	2004†		2003†	2002†
Net Asset Value, Beginning of Period	$4.13		$4.14		$4.20	$4.25		$4.28	$4.17

Income (Loss) From Operations:
Net investment income	0.09		0.14		0.11	0.10		0.10	0.15
Net realized and unrealized gain (loss)	(0.02)		0.02		(0.05)	(0.04)		(0.01)	0.11

Total Income From Operations	0.07		0.16		0.06	0.06		0.09	0.26

Less Distributions From:
Net investment income	(0.10)		(0.17)		(0.12)	(0.11)		(0.12)	(0.15)

Total Distributions	(0.10)		(0.17)		(0.12)	(0.11)		(0.12)	(0.15)

Net Asset Value, End of Period	$4.10		$4.13		$4.14	$4.20		$4.25	$4.28

Total Return(3)	1.61%		3.98%		1.44%	1.45%		2.16%	6.36%

Net Assets, End of Period (millions)	$66		$70		$83	$91		$91	$90

Ratios to Average Net Assets:
Gross expenses	0.82	%(4)	0.86	%(5)	0.88%	0.88%		0.87%	0.95%
Net expenses	0.82	(4)	0.84	(5)(6)	0.88	0.88	(6)	0.87	0.95
Net investment income	4.54	(4)	3.52		2.72	2.32		2.44	3.49

Portfolio Turnover Rate	98	%(7)	124	%(7)	49%	34	%(7)	56%	71%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the six months ended June 30, 2007 (unaudited).

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.85% and 0.83%, respectively (Note 11).

(6)	Reflects fee waivers and/or expense reimbursements.

(7)

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 154% for the six months ended June 30, 2007, and 270% and 51% for the years ended December 31, 2006 and 2004, respectively.

†	For a share of capital stock outstanding for the periods prior to April 16, 2007.

See Notes to Financial Statements.

Legg Mason Partners Short-Term Investment Grade Bond Fund 2007 Semi-Annual Report         15

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class B Shares(1)	2007(2)		2006†		2005†	2004†		2003(3)†
Net Asset Value, Beginning of Period	$4.13		$4.14		$4.19	$4.25		$4.26

Income (Loss) From Operations:
Net investment income	0.08		0.12		0.09	0.08		0.07
Net realized and unrealized gain (loss)	(0.03)		0.02		(0.04)	(0.05)		0.02

Total Income From Operations	0.05		0.14		0.05	0.03		0.09

Less Distributions From:
Net investment income	(0.08)		(0.15)		(0.10)	(0.09)		(0.10)

Total Distributions	(0.08)		(0.15)		(0.10)	(0.09)		(0.10)

Net Asset Value, End of Period	$4.10		$4.13		$4.14	$4.19		$4.25

Total Return(4)	1.32%		3.39%		1.16%	0.71%		2.04%

Net Assets, End of Period (millions)	$3		$3		$4	$6		$3

Ratios to Average Net Assets:
Gross expenses	1.40	%(5)	1.42	%(6)	1.40%	1.39%		1.42	%(5)
Net expenses	1.40	(5)	1.41	(6)(7)	1.40	1.38	(7)	1.42	(5)
Net investment income	3.95	(5)	2.95		2.19	1.80		1.84	(5)

Portfolio Turnover Rate	98	%(8)	124	%(8)	49%	34	%(8)	56%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the six months ended June 30, 2007 (unaudited).

(3)	For the period January 13, 2003 (inception date) to December 31, 2003.

(4)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(5)	Annualized.

(6)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.41% (Note 11).

(7)	Reflects fee waivers and/or expense reimbursements.

(8)

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 154% for the six months ended June 30, 2007, and 270% and 51% for the years ended December 31, 2006 and 2004, respectively.

†	For a share of capital stock outstanding for the periods prior to April 16, 2007.

See Notes to Financial Statements.

16         Legg Mason Partners Short-Term Investment Grade Bond Fund 2007 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class C Shares(1)	2007(2)		2006†		2005†	2004†		2003†	2002(3)†
Net Asset Value, Beginning of Period	$4.14		$4.15		$4.20	$4.26		$4.28	$4.24

Income (Loss) From Operations:
Net investment income	0.08		0.12		0.09	0.08		0.08	0.05
Net realized and unrealized gain (loss)	(0.04)		0.02		(0.04)	(0.05)		0.00 (4)	0.05

Total Income From Operations	0.04		0.14		0.05	0.03		0.08	0.10

Less Distributions From:
Net investment income	(0.08)		(0.15)		(0.10)	(0.09)		(0.10)	(0.06)

Total Distributions	(0.08)		(0.15)		(0.10)	(0.09)		(0.10)	(0.06)

Net Asset Value, End of Period	$4.10		$4.14		$4.15	$4.20		$4.26	$4.28

Total Return(5)	1.03%		3.39%		1.14%	0.67%		1.88%	2.34%

Net Assets, End of Period (millions)	$8		$9		$13	$24		$26	$10

Ratios to Average Net Assets:
Gross expenses	1.50	%(6)	1.46	%(7)	1.41%	1.41%		1.39%	1.32	%(6)
Net expenses	1.50	(6)	1.42	(7)(8)	1.41	1.41	(8)	1.39	1.32	(6)
Net investment income	3.86	(6)	2.92		2.15	1.77		1.85	2.81	(6)

Portfolio Turnover Rate	98	%(9)	124	%(9)	49%	34	%(9)	56%	71%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the six months ended June 30, 2007 (unaudited).

(3)	For the period August 5, 2002 (inception date) to December 31, 2002.

(4)	Amount represents less than $0.01 per share.

(5)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(6)	Annualized.

(7)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.45% and 1.41%, respectively (Note 11).

(8)	Reflects fee waivers and/or expense reimbursements.

(9)

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 154% for the six months ended June 30, 2007, and 270% and 51% for the years ended December 31, 2006 and 2004, respectively.

†	For a share of capital stock outstanding for the periods prior to April 16, 2007.

See Notes to Financial Statements.

Legg Mason Partners Short-Term Investment Grade Bond Fund 2007 Semi-Annual Report         17

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class I Shares(1)	2007(2)		2006†		2005†	2004†		2003†		2002†
Net Asset Value, Beginning of Period	$4.13		$4.14		$4.20	$4.26		$4.28		$4.17

Income (Loss) From Operations:
Net investment income	0.10		0.16		0.13	0.11		0.12		0.17
Net realized and unrealized gain (loss)	(0.03)		0.02		(0.05)	(0.04)		(0.00	)(3)	0.11

Total Income From Operations	0.07		0.18		0.08	0.07		0.12		0.28

Less Distributions From:
Net investment income	(0.10)		(0.19)		(0.14)	(0.13)		(0.14)		(0.17)

Total Distributions	(0.10)		(0.19)		(0.14)	(0.13)		(0.14)		(0.17)

Net Asset Value, End of Period	$4.10		$4.13		$4.14	$4.20		$4.26		$4.28

Total Return(4)	1.77%		4.34%		1.83%	1.61%		2.78%		6.81%

Net Assets, End of Period (millions)	$350		$302		$256	$251		$201		$130

Ratios to Average Net Assets:
Gross expenses	0.49	%(5)	0.50	%(6)	0.50%	0.49%		0.50%		0.52%
Net expenses	0.49	(5)	0.49	(6)(7)	0.50	0.49	(7)	0.50		0.52
Net investment income	4.86	(5)	3.87		3.09	2.69		2.79		3.93

Portfolio Turnover Rate	98	%(8)	124	%(8)	49%	34	%(8)	56%		71%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the six months ended June 30, 2007 (unaudited).

(3)	Amount represents less than $0.01 per share.

(4)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(5)	Annualized.

(6)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.49% and 0.48%, respectively (Note 11).

(7)	Reflects fee waivers and/or expense reimbursements.

(8)

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 154% for the six months ended June 30, 2007, and 270% and 51% for the years ended December 31, 2006 and 2004, respectively.

†	For a share of capital stock outstanding for the periods prior to April 16, 2007.

See Notes to Financial Statements.

18         Legg Mason Partners Short-Term Investment Grade Bond Fund 2007 Semi-Annual Report

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

Legg Mason Partners Short-Term Investment Grade Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Prior to April 16, 2007, the Fund was a separate diversified fund of Legg Mason Partners Funds, Inc. (the “Company”), a Maryland corporation registered under the 1940 Act.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial Futures Contracts. The Fund may enter into financial futures contracts typically, but not necessarily, to hedge against the economic impact of adverse changes in the market value of portfolio securities due to change in interest rates, as a substitute for buying or selling securities or as a cash flow management technique. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain

Legg Mason Partners Short-Term Investment Grade Bond Fund 2007 Semi-Annual Report         19

Notes to Financial Statements (unaudited) (continued)

or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Mortgage Dollar Rolls. The Fund may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the specified future date. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, where the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(e) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days after purchase. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(f) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment,

20         Legg Mason Partners Short-Term Investment Grade Bond Fund 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(g) Credit and Market Risk. Investments in structured securities collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value of these investments resulting in a lack of correlation between their credit ratings and values.

(h) Distributions to Shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(j) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(k) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2.	Investment Management Agreement and Other Transactions with Affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.45% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor Services, LLC (“LMIS”) serve as co-distributors of the Fund. LMIS is a wholly-owned broker-dealer of Legg Mason.

Legg Mason Partners Short-Term Investment Grade Bond Fund 2007 Semi-Annual Report         21

Notes to Financial Statements (unaudited) (continued)

There is a maximum initial sales charge of 2.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. In certain cases, Class A shares have a 0.50% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended June 30, 2007, LMIS and its affiliates received sales charges of approximately $100 on sales of the Fund’s Class A shares. In addition, for the six months ended June 30, 2007, CDSCs paid to LMIS and its affiliates were approximately:

	Class A		Class B
CDSCs	$0	*	$3,500

*	Amount represents less than $100.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred fees earn a return based on notional investments selected by the Trustees. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statement of Operations under Trustees’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Board of Trustees voted to discontinue offering the Plan to its members, effective January 1, 2006. This change will have no effect on fees previously deferred. As of June 30, 2007, the Fund had accrued $12,696 as deferred compensation payable.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3.	Investments

During the six months ended June 30, 2007, the aggregate cost of purchases and proceeds from sales of investments and U.S. Government & Agency Obligations (excluding short-term investments and mortgage dollar rolls) were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$103,543,524	$332,801,142

Sales	61,835,350	313,085,820

22         Legg Mason Partners Short-Term Investment Grade Bond Fund 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

At June 30, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,321,808
Gross unrealized depreciation	(2,633,662)

Net unrealized depreciation	$(1,311,854)

At June 30, 2007, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. 2 Year Treasury Notes	316	9/07	$64,603,830	$64,394,875	$(208,955)
U.S. 5 Year Treasury Notes	33	9/07	3,416,696	3,434,578	17,882

					(191,073)

Contracts to Sell:
U.S. 10 Year Treasury Notes	87	9/07	$9,100,760	$9,196,172	$(95,412)

Net Unrealized Loss on Open Futures Contracts					$(286,485)

At June 30, 2007, the Fund held TBA securities with a total cost of $91,939,059.

At June 30, 2007, the Fund no longer had outstanding mortgage dollar rolls. During the six months ended June 30, 2007, the Fund entered into mortgage dollar roll transactions in the aggregate amount of $215,864,883. For the six months ended June 30, 2007, the Fund recorded interest income of $22,825 related to such mortgage dollar rolls.

4.	Class Specific Expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% of the average daily net assets of each respective class. Distribution fees are accrued daily and paid monthly.

For the six months ended June 30, 2007, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A	$68,960	$31,301	$10,680
Class B	11,211	975	1,307
Class C	31,915	5,555	5,248
Class I	—	196	201

Total	$112,086	$38,027	$17,436

Legg Mason Partners Short-Term Investment Grade Bond Fund 2007 Semi-Annual Report         23

Notes to Financial Statements (unaudited) (continued)

5.	Distributions to Shareholders by Class

	Six Months Ended June 30, 2007	Year Ended December 31, 2006
Net Investment Income:
Class A	$1,595,090	$3,194,234
Class B	61,343	139,640
Class C	170,759	377,977
Class I	8,105,247	12,687,279

Total	$9,932,439	$16,399,130

6.	Shares of Beneficial Interest

At June 30, 2007, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Prior to April 16, 2007, the Company had 2 billion shares of capital stock authorized with a par value of $0.01 per share.

Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2007		Year Ended December 31, 2006
	Shares	Amount	Shares	Amount
Class A
Shares sold	931,216	$3,846,280	3,071,708	$12,678,548
Shares issued on reinvestment	353,658	1,460,622	711,298	2,930,283
Shares repurchased	(2,195,838)	(9,064,541)	(6,775,692)	(27,903,382)

Net Decrease	(910,964)	$(3,757,639)	(2,992,686)	$(12,294,551)

Class B
Shares sold	45,246	$186,818	152,941	$629,596
Shares issued on reinvestment	10,681	44,106	25,187	103,740
Shares repurchased	(283,476)	(1,170,128)	(399,454)	(1,647,062)

Net Decrease	(227,549)	$(939,204)	(221,326)	$(913,726)

Class C
Shares sold	287,139	$1,187,583	287,839	$1,187,087
Shares issued on reinvestment	30,137	124,608	68,335	281,796
Shares repurchased	(563,231)	(2,328,154)	(1,419,743)	(5,857,960)

Net Decrease	(245,955)	$(1,015,963)	(1,063,569)	$(4,389,077)

Class I
Shares sold	13,497,568	$55,847,725	26,758,916	$110,385,862
Shares issued on reinvestment	370,736	1,520,456	19,154	78,963
Shares repurchased	(1,351,047)	(5,572,657)	(15,599,546)	(64,257,884)

Net Increase	12,517,257	$51,795,524	11,178,524	$46,206,941

24         Legg Mason Partners Short-Term Investment Grade Bond Fund 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

7.	Capital Loss Carryforward

On December 31, 2006, the Fund had a net capital loss carryforward of approximately $11,722,731, of which $1,708,699 expires in 2007, $800,922 expires in 2008, $1,003,745 expires in 2012, $1,462,683 expires in 2013 and $6,746,682 expires in 2014. These amounts will be available to offset any future taxable gains.

8.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), the then-investment adviser or manager of the Fund, and CGM, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the

Legg Mason Partners Short-Term Investment Grade Bond Fund 2007 Semi-Annual Report         25

Notes to Financial Statements (unaudited) (continued)

Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Fund’s manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of the Fund’s manager and its affiliates to continue to render services to the Fund under their respective contracts.

* * *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the

26         Legg Mason Partners Short-Term Investment Grade Bond Fund 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested (including the Fund) and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM, SBFM and CGM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint. The Defendants have filed a motion to dismiss the Second Amended Complaint. It is uncertain when the court will decide the motion. No assurances can be given as to the outcome of this matter.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

10.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net invest-

Legg Mason Partners Short-Term Investment Grade Bond Fund 2007 Semi-Annual Report         27

Notes to Financial Statements (unaudited) (continued)

ment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

11.	Special Shareholder Meeting and Reorganization

Shareholders approved a number of initiatives designed to streamline and restructure the fund complex. These matters were implemented in early 2007. As noted in the proxy materials, Legg Mason paid for a portion of the costs related to these initiatives. The portions of the costs borne by the Fund were recognized in the period during which the expense was incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing, and soliciting proxies.

12.	Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund was January 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

* * *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

28         Legg Mason Partners Short-Term Investment Grade Bond Fund 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

13.	Subsequent Event

On July 24, 2007, NYSE Regulation, Inc. (“NYSE Regulation”) and the New Jersey Bureau of Securities (“NJBS”) announced they had censured and fined CGM for failing to supervise trading of mutual fund shares and variable annuity mutual fund sub-accounts, failing to prevent deceptive market timing by certain brokers on behalf of hedge-fund customers, and failing to maintain adequate books and records during the period from January 2000 to September 2003. Under the settlement with NYSE Regulation and NJBS, CGM agreed to pay a total of $50 million in disgorgement and penalties and neither admitted nor denied guilt. CGM is a distributor of the Fund. The Fund’s investment manager believes that this settlement will not have any effect on the financial position or results of operations of the Fund. The investment manager has been informed by CGM that the settlement will not affect the ability of CGM to continue to render services to the Fund under its contract.

Legg Mason Partners Short-Term Investment Grade Bond Fund 2007 Semi-Annual Report         29

Legg Mason Partners

Short-Term Investment
Grade Bond Fund

TRUSTEES

Elliett J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA
Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISER

Western Asset Management Company

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor
Services, LLC

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts

01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Short-Term Investment Grade Bond Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

©2007 Legg Mason Investor Services, LLC

Member FINRA, SIPC

FD0632 08/07	SR07-400

Legg Mason Partners Short-Term Investment Grade Bond Fund

The Fund is a separate investment series of the Legg Mason Partners Income Trust, a Maryland business trust.

LEGG MASON PARTNERS SHORT-TERM INVESTMENT GRADE BOND FUND

Legg Mason Partners Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year, and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	Principal Accountant Fees and Services

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Income Trust

Date: August 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Income Trust

Date: August 29, 2007

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of Legg Mason Partners Income Trust

Date: August 29, 2007